Exhibit 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the SARBANES-OXLEY ACT OF 2002

I, Jeffrey E. Platt, certify that this quarterly report on Form 10-Q of Penhall International Corp. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: February 14, 2005	/s/ Jeffrey E. Platt
Jeffrey E. Platt
Chief Financial Officer